EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT, dated as of December 31, 1997, by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, with headquarters located at 45 Hartwell Avenue, Lexington, Massachusetts 02173 (the "Company"), and ADVANTAGE FUND LIMITED a British Virgin Islands corporation, with administrative offices located at c/o CITCO, Kaya Flamboyan 9, Curatao, Netherlands Antilles (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Company and Genesee Fund Limited, a British Virgin Islands corporation ("GFL") have executed and delivered, one to the other, a
Subscription  Agreement,  dated as of  September  26,  1996  (the  "Subscription
Agreement"), pursuant to which the Company issued and sold to GFL, and GFL purchased from the Company 10,000 shares of Series G Convertible Preferred Stock (the "Series G Preferred Stock") of the Company, of which 2,684 shares (the "Series G Preferred Shares") are issued and outstanding and held by the Buyer;

     WHEREAS, pursuant to the Securities Purchase Agreement, dated as of December 31, 1996, by and between Palomar Electronics Corporation, a Delaware corporation, the Company and the Buyer, the Company sold to the Buyer and the Buyer purchased from the Company 200,000 shares (the "Outstanding Nexar Shares") of Common Stock, $.01 par value (the "Nexar Common Stock"), of Nexar Technologies, Inc., a Delaware corporation ("Nexar") and in connection therewith the Company and the Buyer executed and delivered, one to the other, an Option Agreement, dated as of December 31, 1996 (the "Option Agreement"), pursuant to which, among other things, the Company granted to the Buyer the right, upon the terms and subject to the conditions of the Option Agreement, to exchange the Outstanding Nexar Shares for shares of Common Stock, $.01 par value (the "Common Stock") of the Company;

     WHEREAS, the Company and the Buyer wish to provide the Buyer the right to exchange the Series G Preferred Shares for shares of Common Stock upon the terms and subject to the conditions of this Agreement;

     WHEREAS, disputes have arisen regarding the exercise by the Buyer of its rights under the Option Agreement and the performance by the Company of its obligations under the Option Agreement and the Buyer and the Company wish to resolve such disputes as provided in this Agreement; and

     WHEREAS, the Company and the Buyer have executed and delivered one to the other a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement") pursuant to which the Buyer is purchasing, upon the terms and subject to the conditions of the Stock Purchase Agreement, shares of Nexar Common Stock owned by the Company;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   BUYER REPRESENTATIONS, WARRANTIES, ETC.

     The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

     (a) ACCREDITED INVESTOR. The Buyer is an oaccredited investoro as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "1933 Act") by reason of Rule 501(a)(3);

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     (b) REOFFERS AND RESALES.  All subsequent  offers and sales by the Buyer of the shares of Common Stock issuable upon exchange of the Series G Preferred Shares pursuant to this Agreement (the "Common Shares") shall be made pursuant to registration of such Common Shares under the 1933 Act or pursuant to an exemption from registration;

     (c) COMPANY RELIANCE. The Buyer understands that the Common Shares are being offered to it in reliance on the exemption from the registration requirements of the 1933 Act provided by Section 3(a)(9) of the 1933 Act and may also be offered in reliance on Regulation D under the 1933 Act ("Regulation D"} and exemptions from state securities laws, including exemptions available by reason of satisfying the requirements of Regulation D, and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions;

     (d) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries and materials relating to the offer of the Common Shares which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1997, (3) Current Report on Form 8-K dated December 9, 1997, and (4) Amendment No. 2 to the Company's Registration Statement on Form S-3 (Registration No. 333-42129) (the "Company Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on January 9, 1998 (collectively, the "SEC Reports"); and the Buyer understands that its investment in the Common Shares involves a high degree of risk;

     (e) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares; and

     (f) AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     (g) The Buyer acknowledges that, except for the historical material contained herein or in the SEC Reports, the matters disclosed herein and therein are forward-looking statements under the federal securities laws that involve risks and uncertainties, including, but not limited to, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product development, commercialization and technological difficulties, capacity and supply constraints or difficulties, the results of financing efforts, actual purchases under agreements, the effect of the Company's accounting policies, and other risks detailed in the SEC Reports. Actual results could differ materially from those estimated or anticipated in these forward-looking statements. Without limiting the generality of the foregoing, the Buyer acknowledges the Risk Factors set forth in the Company Registration Statement.

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

2.   COMPANY REPRESENTATIONS, WARRANTIES, ETC.

     The Company represents and warrants to, and covenants and agrees with, the Buyer that:

     (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

     (b) CONCERNING THE COMMON SHARES. The Common Shares have been duly authorized and, when issued in exchange for the Series G Preferred Shares in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire any of the Common Shares. The Common Stock has been duly listed for trading on the Nasdaq SmallCap Market ("Nasdaq") and is currently listed for trading thereon and (1) the Company has not been notified since December 31, 1994 by Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (2) no suspension of trading in the Common Stock is in effect. The transactions contemplated by this Agreement will not be subject to the rules adopted by Nasdaq which require stockholder approval of certain transactions, including issuances of common stock below the lower of book value or market price (the "Nasdaq Stockholder Approval Rule").

     (c) EXCHANGE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement is the valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally. The Subscription Agreement and the Registration Rights Agreement, dated as of September 26, 1996, by and between the Company and the Buyer (the "Registration Rights Agreement"), are in full force and effect and are valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  (d)  NON-CONTRAVENTION.  The  execution  and  delivery of this
Agreement by the Company and the issuance of the Common Shares and the consummation by the Company of the other transactions contemplated by this Agreement, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

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

     (e) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for the issuance of the Common Shares upon exchange of the Series G Preferred Shares pursuant to this Agreement, other than the requirements of any applicable blue sky laws.

     (f) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer, including, without limitation, the information referred to in Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (g) ABSENCE OF CERTAIN CHANGES. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or any of its subsidiaries, except as disclosed in the SEC Reports.

     (h) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

     (i) PROPERTIES. The Company and its subsidiaries have good title to all property real and personal (tangible and intangible) and other assets owned by them, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. The leases, licenses or other contracts or instruments under which the Company and its subsidiaries lease, hold or are entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

     (j) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any of its subsidiaries.

     (k) SEC FILINGS. The Company has timely filed all required forms, reports and other documents with the SEC since December 1, 1996. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act").

     (l) NO COMMISSIONS. The Company has not and will not pay any commission or other remuneration to any person in connection with the exchange by the Buyer of the Common Shares for the Series G Preferred Shares.

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

     (m) RULE 144. The Common Shares may be sold by the Buyer or its nominee pursuant to Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the holders of Common Shares to sell securities of the Company without registration ("Rule 144") (1) prior to September 26, 1998 if the holder thereof is in compliance with paragraphs (e),
(f), (g), (h) and (i) of Rule 144 at the time of such sale, and (2) on and after September 26, 1998 pursuant to paragraph (k) of Rule 144 if the holder of the Common Shares is not and has not been an affiliate (as such term is defined in Rule 144) during the preceding three months. As of the date hereof, adequate current public information with respect to the Company is available in accordance with paragraph (c)(1) of Rule 144.

     (n) SUBORDINATED NOTE. The outstanding principal amount under that certain 4.5% Convertible Subordinated Promissory Note dated October 17, 1996 of the Company in the original principal amount of $2,500,000 is currently $100,000. The Company is not currently in default under such Note.

3.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     (a) TRANSFER RESTRICTIONS. The Buyer acknowledges that, except as otherwise provided in Section 3(b), (1) the Common Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A)
subsequently registered thereunder for resale or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Common Shares to be sold or transferred may be sold or transferred without such registration; (2) any sale of the Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Common Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Common Shares under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     (b) RULE 144. With a view to making available to the Buyer and each other holder of Series G Preferred Stock and Common Shares (the Buyer and each such other holder, an "Investor") the benefits of Rule 144, the Company agrees to:

          (1) make and keep public information available, as that term is understood and defined in Rule 144;

          (2) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act;

          (3) furnish to each Investor so long as such Investor owns shares of Series G Preferred Stock and Common Shares, promptly upon request, (i) a written statement by the Company that it has filed all reports required to be filed by
Section 13 or 15(d) of the 1934 Act during the preceding 12 months and has been subject to such filing requirements for the past 90 days, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration;

          (4) if at any time the Company is not required to file such reports with the SEC under Sections 13 or 15(d) of the 1934 Act, to use its best efforts to make publicly available other information, upon the request of an Investor, so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Common Shares in accordance with Rule 15c2-11 under the 1934 Act; and

          (5) within two business days after the provision to the Company of evidence reasonably satisfactory to the Company (x) of compliance with the applicable provisions of paragraphs (e), (f), (g) and (h) of Rule 144 in connection with the sale of Common Shares by an Investor (which evidence may include an opinion of counsel for the Investor, in form, scope and substance customary for opinions in comparable transactions, if an opinion of counsel is reasonably requested by the Company), the Company will take all necessary actions to permit and cooperate with such Investor in completing the transfer of such Common Shares including instructing the Transfer Agent (as defined herein) to effect such transfer, and will not place any restrictive legend on certificates for the Common Shares or impose any stop-transfer restriction thereon, and (y) of compliance with the requirements of paragraph (k) of Rule 144, the Company will promptly remove any restrictive legend and cancel any stop-transfer restriction on Common Shares held by an Investor.

     (c) NO RESTRICTIVE LEGEND. The Company shall not place any restrictive legend on certificates for Common Shares issued on exchange of the Series G Preferred Shares pursuant to this Agreement or impose any stop-transfer restriction thereon.

     (d) NASDAQ LISTING; REPORTING STATUS. Within ten days after the Closing Date, the Company shall file with Nasdaq an amended listing application or other document required by Nasdaq in order that the listing of shares of Common Stock originally made by the Company in connection with the issuance of the Series G Preferred Stock will be applicable to the Common Shares and, if required by Nasdaq because the listing application relating to the Series G Preferred Stock may not be made applicable to the Common Shares, shall file with Nasdaq a listing application for the number of Common Shares which may be issuable upon exchange of the Series G Preferred Shares pursuant to this Agreement, on Nasdaq and shall provide evidence of such filing to the Buyer promptly after such filing. The Company shall use its best efforts to obtain such modification or listing. So long as the Buyer beneficially owns any of the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the 1934 Act, and the Company shall not, prior to the date which is two years after the Closing Date, terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     (e) MARGIN REQUIREMENTS. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

     (f) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Common Shares for issuance to the Buyer pursuant to this Agreement under such of the securities or oblue skyo laws of jurisdictions in the United States as shall be applicable to the issuance of the Common Shares to the Buyer pursuant to this Agreement. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or oblue skyo laws on or before the Closing Date.

     (g) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer) incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby.

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

     (h) CERTAIN ISSUANCES OF SECURITIES. If the transactions contemplated by this Agreement are subject to the Nasdaq Stockholder Approval Rule, unless the Company obtains Stockholder Approval or a waiver thereof from Nasdaq, the Company will not issue any shares of Common Stock or shares of any other series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which would be subject to the requirements of the Nasdaq Stockholder Approval Rule (or any successor or replacement provision thereof) and which would be integrated with the sale of the Series G Preferred Shares to the Buyer or the issuance of Common Shares upon conversion or exchange thereof for purposes of the Nasdaq Stockholder Approval Rule (or any successor, replacement or other similar provision applicable to the Company). As used herein, "Stockholder Approval" means the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Company (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Company of 20% or more of the Common Stock of the Company for less than the greater of the book or market value of such Common Stock on conversion or exchange of the Series G Preferred Stock, as and to the extent required under the Nasdaq Stockholder Approval Rule as in effect from time to time or any successor, replacement or other similar provision applicable to the Company.

     (i) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to complete the closing of the transactions contemplated by this Agreement set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

4.   EXCHANGE RIGHTS; TRANSFER AGENT INSTRUCTIONS.

     (a) EXCHANGE RIGHTS. (i) The Company hereby agrees that, at any time after the closing under this Agreement, the Buyer and each other holder of Series G Preferred Stock (the Buyer and each such other holder, a "Holder") may exchange shares of Series G Preferred Stock for shares of Common Stock in lieu of converting such shares in accordance with the Certificate of Designations of the Series G Convertible Preferred Stock (the "Certificate of Designations"). The terms and conditions pursuant to which shares of Series G Preferred Stock may be exchanged for shares of Common Stock shall in all respects be identical to the terms pursuant to which such shares may be converted under the Certificate of Designations and the provisions of Section 9 of the Certificate of Designations are hereby incorporated herein by this reference as if set forth in full herein, except as set forth below:

          (a) the Minimum Conversion Price shall be $.01;

          (b) The number of trading days used in calculating the arithmetic average of the Closing Price of the Common Stock described in clause
     (a)(i)(z)(II)(B) of Section 9 of the Certificate of Designations shall be five (such arithmetic average is referred to herein as the "Exchange Price");

          (c) each reference in the provisions of Section 9 of the Certificate of Incorporation to oconversion o or oconverto or other forms of such words shall be deemed to be a reference to oexchangeo or the appropriate form of such word;

          (d) each reference in the provisions of Sections 9(a), 9(b) and 9(c) to the oConversion Amounto shall be deemed to be a reference to the oExchange Amount,o which initially shall mean $1,000.00, subject to adjustment in accordance with Sections 9(a), 9(b) and 9(c) of the Certificate of Designations as if it were the Conversion Amount;

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

          (e) each reference in the provisions of Sections 9(a), 9(b) and 9(c) of the Certificate of Designations to the oConversion Dateo shall be deemed to be a reference to Exchange Date and, for purposes of this Section 4 oExchange Dateo shall mean the date on which the Notice of Exchange is actually received by the Company, any transfer agent for the Series G Preferred Stock or the transfer agent for the Common Stock, in case of an exchange at the option of a Holder pursuant to Section 4(a).

     (b) LIMITATION ON EXCHANGES. So long as the Company shall be in compliance in all material respects with its obligations to the Holders (including, without limitation, its obligations under the Subscription Agreement, the Registration Rights Agreement, this Certificate of Designations and this Agreement, then, notwithstanding any other provisions of Section 4(a), (x) no Holder shall be entitled to exercise exchange rights prior to March 1, 1998 and (y) no Holder shall be entitled on any Exchange Date to exchange any shares of Series G Preferred Stock to the extent that the sum of (1) the number of shares of Series G Preferred Stock for which valid notices of exchange were given by such Holder within 30 days preceding such Exchange Date plus (2) the number of shares of Series G Preferred Stock held by such Holder with respect to which the determination in this Section 4(b) is being made would exceed the applicable Exchangeability Amount.

     As used herein, oExchangeability Amounto for any Exchange Date means the number of shares of Series G Preferred Stock set forth below opposite the Exchange Rate which is in effect for exchanges on such Exchange Date

        EXCHANGE RATE                                 EXCHANGEABILITY AMOUNT

        $.01 to $2.00 per share                                  268
        $2.01 to $3.00 per share                                 536
        $3.01 to $4.00 per share                                 804
        $4.01 per share or greater                             1,072

; PROVIDED, HOWEVER, that the Exchange Rates shown above shall be subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, and similar events which occur on or after the Closing Date. If at any time by reason of a proposed transfer or otherwise the number of Holders is to be increased, then the Exchange Amount applicable to each such Holder shall be allocated between or among the transferring Holder and the new Holders pro rata, the Company shall be entitled to make a notation thereof on the particular certificates and any such new Holder, by such Holder's acceptance of shares of Series G Preferred Stock, agrees to such allocation and notation.

     (c) EXCHANGE AT OPTION OF COMPANY. So long as the Company shall be in compliance in all material respects with its obligations to the holders of the Series G Preferred Stock (including, without limitation, its obligations under this Agreement, the Registration Rights Agreement and the Certificate of Designations), the Company shall have the right, exercisable at any time or from time to time after February 28, 1998 by at least 15 business days but not more than 20 business days prior notice (a "Company Exchange Notice") to the holders of the Series G Preferred Stock, to require such holders to exchange, in accordance with the provisions, and subject to the limitations, of this Section 4, all or any part of the outstanding shares of Series G Preferred Stock for shares of Common Stock to the extent the same are at such time exchangeable for shares of Common Stock. Unless paragraph (k) of Rule 144 is available to the holder and the Company has complied with all of its obligations in this Agreement with respect thereto, the number of outstanding shares of Series G Preferred Stock which the Company may require a holder to exchange on any exchange date may not exceed such number of shares of Series G Preferred Stock which are exchangeable for a number of shares of Common

Stock which, together with the number of shares of Common Stock sold for the account of such holder within the preceding three months, equals one percent of the outstanding shares of Common Stock as shown by the most recent report or statement published by the Company. The Company Exchange Notice shall state (1) the number of shares of Series G Preferred Stock which the Company seeks to require to be exchanged for shares of Common Stock and (2) the exchange date
(which shall not be less than 15 business days or more than 20 business days after the date the Company Exchange Notice is given). If the Company shall give a Company Exchange Notice, then, unless theretofore exchanged by a Holder, and, so long as the Company shall be in compliance in all material respects with its obligations to the holders of the Series G Preferred Stock (including, without limitation, its obligations under this Agreement, the Registration Rights Agreement and the Certificate of Designations) on such exchange date, on the exchange date properly set forth therein, the lesser of (A) the number of shares of Series G Preferred Stock which the Company seeks to require to be exchanged, as set forth in such Company Exchange Notice or (B) the maximum number of shares of Series G Preferred Stock which on such exchange date is exchangeable in accordance with Section 4(a) hereof, shall be exchanged for such number of shares of Common Stock as shall be determined pursuant to this Section 4 as if the exchange of such number of shares of Series G Preferred Stock were made by the Holders thereof in accordance herewith without any further action on the part of the holders of such shares of Series G Preferred Stock. Upon receipt by the Company of certificates for shares of Series G Preferred Stock exchanged for shares of Common Stock in accordance with this Section 4(c) after a Company Exchange Notice is given, the Company shall issue and, within three trading days after such surrender, deliver to or upon the order of such Holder (1) that number of shares of Common Stock for the number of shares of Series G Preferred Stock exchanged as shall be determined in accordance herewith and (2) a new certificate for the balance of shares of Series G Preferred Stock, if any.

     (d) CONVERSIONS DEEMED EXCHANGES. On and after March 1, 1998, the Company shall to treat any request for conversion of Series G Preferred Stock submitted by a Holder in accordance with the terms and conditions of the Certificate of Designations as a request for exchange in accordance with the terms and conditions hereof, subject to Section 4(f). On and after the closing under this Agreement, any Corporation Conversion Notice submitted by the Company in accordance with the terms and conditions of the Certificate of Designations shall be deemed to be a Company Exchange Notice in accordance with the terms and conditions of Section 4(c).

     (e) TRANSFER AGENT INSTRUCTIONS. Prior to the Closing Date, the Company will (1) execute and deliver the Transfer Agent Instructions substantially in the form attached hereto as ANNEX I to and thereby irrevocably instruct, American Stock Transfer & Trust Company, as Transfer Agent and Registrar (the "Transfer Agent"), to issue certificates for the Common Shares from time to time upon exchange of the Series G Preferred Shares in such amounts as specified from time to time to the Transfer Agent in the Exchange Notices surrendered in connection with such exchanges and (2) appoint the Transfer Agent the exchange agent for the Series G Preferred Stock. The certificates for the Common Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each exchange of Series G Preferred Shares. The Company warrants that no instruction other than such instructions referred to in this Section 4(e) will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 4(e) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of all applicable securities laws upon any resale of Common Shares by the Buyer. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Common Shares in accordance with clause (1)(B) of Section 3(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Common Shares and promptly instruct the Company's transfer agent to issue upon transfer no later than three days after receipt of such opinion one or more share certificates in such name and in such denominations as specified by the Buyer. Nothing in this Section 4(e) shall limit the obligations of the Company under Section 3(n) of the Registration Rights Agreement.

     (f) LIMITATION ON EXERCISE OF CONVERSION RIGHTS. Prior to March 1, 1998, the Holders shall be entitled to exercise conversion rights in accordance with the Certificate of Designations. On and after March 1, 1998, so long as the Company is in compliance in all material respects with its obligations to the holders of the Series G Preferred Stock (including, without limitation, its obligations under this Agreement, the Registration Rights Agreement and the Certificate of Designations), the Buyer and any other holder of shares of Series G Preferred Stock who is bound by this Section 4(f) shall not exercise the conversion rights provided in Section 9(a) of the Certificate of Designations.

     (g) EXCHANGE NOTICE. Any notice of exchange of shares of Series G Preferred Stock by a Holder pursuant to Section 4(a) shall be in the form attached hereto as ANNEX II.

     (h) TRANSFERS. The Buyer agrees not to sell, assign or otherwise transfer any Series G Preferred Shares unless the transferee becomes a party to this Agreement. The Company agrees to be bound by the terms of this Agreement for the benefit of each such transferee.

     (i) RETIREMENT OF SERIES G PREFERRED STOCK. Upon each exchange of shares of Series G Preferred Stock pursuant to this Agreement, the Company shall retire such shares.

5.   CLOSING DATE.

     The date and time of the closing under this Agreement (the "Closing Date") shall be 12:00 noon, New York City time, on January 23, 1998. Such closing shall occur on the Closing Date at the Law Offices of Brian W Pusch.

6.   CONDITIONS TO THE COMPANY'S OBLIGATIONS.

     The Buyer understands that the Company's obligations under this Agreement are conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

     (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

     (b) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date; and

     (c) The Buyer shall have executed and delivered to the Company a General Release in the form attached hereto as ANNEX III.

     7. CONDITIONS TO THE BUYER'S OBLIGATIONS.

     The Company understands that the Buyer's obligation under this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

     (a) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

     (b) The closing under the Stock Purchase Agreement shall have occurred;

     (c) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the certificate of incorporation and by-laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and (3) such other matters as reasonably requested by the Buyer;

     (d) The Company shall have executed and delivered to the Buyer a General Release in the form attached hereto as ANNEX III; and

     (e) Receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX IV attached hereto.

8.   MISCELLANEOUS.

     (a) This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to the date of execution and delivery of this Agreement shall be deemed a reference to the later of such dates set forth below each party's respective signature on the signature page hereof.

     (c)  The  headings,   captions  and  footers  of  this  Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

     (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

     (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Director of Finance (telephone line facsimile transmission number (781) 676-7330) or, in the case of the Buyer, at its address shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number
(425) 462-4645) or such other address as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address and telephone line facsimile transmission number for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations or the provisions of Section 4 the address and telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to: Advantage Fund Limited, c/o Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (facsimile number (425) 462-4645), until the Buyer shall designate another address for such purpose.

     (h) The Buyer shall have the right to assign its rights and obligations under this Agreement to any transferee of all or any portion of the Series G Preferred Shares, provided any such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the Series G Preferred Shares so transferred, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities under this Agreement with respect to the Series G Preferred Shares so transferred.

     (i) The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the closing on the Closing Date and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

     (j) This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

     (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto by their respective officers thereunto duly authorized as of the date first set forth above.

                                       ADVANTAGE FUND LIMITED

                                       By:  /s/  A.P. de Groot
                                          --------------------
                                            A.P. de Groot
                                            President

                                       Address:   c/o CITCO
                                                  Kaya Flamboyan 9
                                                  Curatao, Netherlands Antilles
                                       Facsimile No.:   011-599-9322008

                                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                       By:  /s/  Joseph P. Caruso
                                          -------------------------------
                                       Title:  Treasurer and Chief Financial
                                               Officer

                                                                   ANNEX I
                                                                     TO

                                                                  EXCHANGE
                                                                  AGREEMENT

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                               45 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02173

                                                          January    , 1998
                                                                  ---


American Stock Transfer & Trust Company,
   as Transfer Agent and Registrar
40 Wall Street
New York, New York 10005

Dear Sir or Madam:

         Pursuant to an Exchange Agreement, dated as of December 31, 1997 (the "Agreement"), by and between Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), and Advantage Fund Limited (the "Original Holder"), the Company has agreed with the Original Holder and will agree with subsequent holders (together with the Original Holder, the "Holders") to exchange shares (the "Series G Preferred Shares") of Series G Convertible Preferred Stock, $.01 par value (the "Series G Preferred Stock") of the Company for shares (the "Common Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company. As a condition precedent to the closing under the Exchange Agreement, the Original Holder requires the Company to send this letter as the Company's irrevocable instruction to American Stock Transfer & Trust Company, as Transfer Agent and Registrar (the "Transfer Agent"), so that the Holders will be assured of the timely issuance and receipt of shares of Common Stock upon exchange of shares of Series G Preferred Stock.

         The Company hereby appoints the Transfer Agent as exchange agent for the Series G Preferred Stock. Enclosed with this letter is the form of Notice of Exchange of Series G Convertible Preferred Stock (the "Exchange Notice") relating to the Series G Preferred Stock. The Company hereby irrevocably instructs the Transfer Agent to issue the Common Shares upon exchange of shares of Series G Preferred Stock from time to time upon receipt of a copy of an Exchange Notice delivered by a Holder which Exchange Notice shall specify the number of Common Shares to be issued. The certificates for the Common Shares shall not bear any restrictive legend and neither the Company nor the Transfer Agent shall place any stop-transfer restriction against the Common Shares.

         This instruction is expressly made for the benefit of the holders of record from time to time of the Series G Preferred Stock and the Common Shares and may not be changed, amended or modified to diminish or adversely affect the rights of such holders hereunder without the prior written consent of all such holders so affected.

                                             PALOMAR MEDICAL TECHNOLOGIES, INC.



                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                              ANNEX II
                                                                 TO
                                                              EXCHANGE
                                                              AGREEMENT

                               NOTICE OF EXCHANGE
                     OF SERIES G CONVERTIBLE PREFERRED STOCK
                      OF PALOMAR MEDICAL TECHNOLOGIES, INC.

     TO: PALOMAR MEDICAL  TECHNOLOGIES,  INC.
         45 Hartwell Avenue
         Lexington, Massachusetts 02173

         Attention:        Director of Finance

         Facsimile:        (781) 676-7330

         (1) Pursuant to the Exchange Agreement, dated as of December 31, 1997, by and between Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), and Advantage Fund Limited (the "Exchange Agreement"), the undersigned hereby elects to exchange ________ shares of Series G Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock"), of the Company for shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company, or such other securities for which the Preferred Stock is currently exchangeable. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Exchange Agreement.

         (2) Please issue a certificate or certificates for the number of shares of Common Stock or other securities for which such number of shares of Preferred Stock is exchangeable in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:




       ---------------------                       ---------------------
       Name                                        Name

       ---------------------                       ---------------------
       Address                                     Address

       ---------------------                       ---------------------
       SS or Tax ID Number                         SS or Tax ID Number

         (3) The Exchange  Date is         and the Closing  Price of the Common
                                  --------
Stock on the five consecutive trading days preceding the Exchange Date and the arithmetic average thereof are as follows:

                   DATE                                     CLOSING PRICE


               ------------                                 ------------

               ------------                                 ------------

               ------------                                 ------------

               ------------                                 ------------

               ------------                                 ------------

                  Arithmetic Average: $
                                       ----------------

         (4) In the event of partial exercise, the Company must reissue an appropriate certificate for the number of shares of Preferred Stock which shall not have been exchanged.

         (5) The undersigned hereby represents to the Company that the exercise of exchange rights contained herein does not violate the provisions of Section 5(a) of the Exchange Agreement relating to limitation on beneficial ownership of Common Stock upon exchange of the Preferred Stock.

                                                NAME OF HOLDER


                                                --------------------------------
Date:
     ----------------


                                                --------------------------------
                                                Signature  of  Holder  (must  be
                                                signed  exactly as name  appears
                                                on    the    Preferred     Stock
                                                Certificate.)

                          MUTUAL RELEASE OF ALL CLAIMS

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Palomar, as hereinafter defined, hereby remises, releases, and forever discharges Genesee International, Inc., Advantage Fund Ltd., GFL Advantage Fund Ltd., Advantage Fund II, Ltd., their general and limited partners, employees, servants, agents, representatives, affiliates, investors, attorneys and insurers, past and present, and its and their agents, servants, heirs, successors and assigns (all hereinafter jointly and severally referred to as "Genesee"), from any and all actions, causes of action, claims, suits, accounts, covenants, contracts, debts, demands, agreements, damages, liabilities or obligations whatsoever of every name and nature, whether at law or in equity, whether in contract or tort or by statute or on any other basis, known or unknown, suspected or unsuspected, vested or contingent (the "Claims"), which Palomar now has or ever had from the beginning of the world to this date (all hereinafter referred to as the "Palomar Claims"); provided, however, that this shall not include any Claims which Palomar may have against Genesee in connection with the Exchange Agreement of even date herewith and the Stock Purchase Agreement dated as of January 8, 1998 between Palomar and Genesee (the "Excluded Agreements").

         Palomar expressly understands and agrees that Genesee does not, by accepting this Release or providing the consideration set forth herein, admit or agree that it has, will have or ever had any liability to Palomar.

         Further, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including the foregoing release of claims by Palomar against Genesee, Genesee likewise hereby remises, releases and forever discharges Palomar Medical Technologies, Inc. and its servants, employees, agents, representatives, affiliates, officers, directors, subsidiaries, subsidiary officers, subsidiary directors, subsidiary employees, attorneys and insurers, past and present, and their heirs, executors, administrators, estates, legal representatives, successors and assigns ("Palomar") from any and all Claims which Genesee now has or ever had from the beginning of the world to this date (all hereinafter referred to as "the Genesee Claims"); provided, however, that this shall not include any Claims which Genesee may have against Palomar in connection with the Excluded Agreements.

         Genesee expressly understands and agrees that Palomar does not, by accepting this Release or providing the consideration set forth herein, admit or agree that it has, will have or ever had any liability to Genesee.

         WARRANTY OF CAPACITY TO EXECUTE AGREEMENT AND RELEASE

         The parties represent and warrant that no other person or entity has or has had any interest in the Palomar Claims or the Genesee Claims, that they have the sole right and exclusive authority to execute this Agreement and Release, and that they have not sold, assigned, transferred, conveyed or otherwise disposed of any of the Palomar Claims or the Genesee Claims.

         CONFIDENTIALITY

         The parties mutually agree that neither they nor their attorneys shall reveal to anyone other than the parties and their attorneys and their attorneys' legal staff, other than as may be mutually agreed to in writing (which agreement shall not be unreasonably withheld) or required by law, any of the terms of this Agreement and Release.

         ENTIRE AGREEMENT

         This Agreement and Release constitutes the entire agreement between and among the parties with regard to the subject matter set forth herein and supersede all prior and contemporaneous agreements, understandings and representations between or among the parties, oral or written, concerning the subject matter hereof. No representation, promise, condition, inducement or statement of intention, express or implied, that is not set forth in this Agreement and Release has been made by any party concerning such subject matter, no party has relied upon any representation, promise, condition, inducement or statement of intention, express or implied, that is not set forth in this Agreement and Release concerning such subject matter, and no party shall be bound by any purported representation, promise, condition, inducement or statement of intention, express or implied, that is not set forth in this Agreement and Release concerning such subject matter.

         REPRESENTATION AS TO COMPREHENSION OF DOCUMENT AND ADVICE OF COUNSEL

         In entering into this Agreement and Release the parties represent that they have relied upon the legal advice of their attorneys, who are the attorneys of their own choice, and that they have completely read the terms of this Agreement and Release and had the opportunity to inquire of their attorneys about these terms, and that those terms are fully understood and voluntarily accepted by them.

         AMENDMENTS

         This Agreement and Release may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement and Release.

         BINDING EFFECT

         All of the terms and provisions of this Agreement and Release shall be operative and binding upon each of the parties hereto upon execution hereof by the applicable party, binding upon and inure to the benefit of, and be enforceable by, the parties and their respective heirs, administrators, executors, estates, legal representatives, successors and assigns, and the possession of this Agreement and Release was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with.

         GOVERNING LAW

         This Agreement and Release shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         COUNTERPARTS

         This Agreement and Release may be executed and delivered in any number of counterparts each of which, when so executed and delivered, shall be and constitute an original and one and the same document.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

         WITNESS MY HAND AND SEAL this 22nd day of January, 1998.

                                              PALOMAR MEDICAL TECHNOLOGIES, INC.


                                              By:    /s/ Louis P. Valente
                                                 -------------------------------
                                                 Name:   Louis P. Valente
                                                 Title:  President and
                                                         Chief Executive Officer

State of Massachusetts
County of Middlesex

            On this 22nd day of January, 1998, before me personally appeared Louis P. Valente, who acknowledges himself to be the President and Chief Executive Officer of Palomar Medical Technologies, Inc., a Delaware corporation, and as such President and Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes contained therein on behalf of Palomar Medical Technologies, Inc. and acknowledged that the foregoing instrument was Palomar Medical Technologies, Inc.'s free act and deed.


                                                 /s/  Marianne Barrett
                                                --------------------------------
                                                Notary Public
                                                Name:  Marianne Barrett
                                                My Commission Expires:  11/19/04

         WITNESS MY HAND AND SEAL this ____ day of _______________, 1998.

                                                GENESEE INTERNATIONAL, INC.



                                                By:    /s/ Michelle Kline
                                                   -----------------------------
                                                Name:  Michelle Kline
                                                Title: Authorized Agent

State of Wasington
County of King

            On this 22 day of January, 1998, before me personally appeared Michelle Kline, who acknowledges himself to be the authorized agent of Genesee International, Inc., a Delaware corporation, and as such authorized, being authorized so to do, executed the foregoing instrument for the purposes contained therein on behalf of Genesee International, Inc., and acknowledged that the foregoing instrument was Genesee International, Inc.'s free act and deed.

                                                  /s/ Howard Coleman
                                                --------------------------------
                                                Notary Public
                                                Name: Howard Coleman
                                                My Commission Expires: 2/10/01


         WITNESS MY HAND AND SEAL this ____ day of _______________, 1998.

                                                ADVANTAGE FUND LTD.,
                                                GFL ADVANTAGE FUND LTD.,
                                                ADVANTAGE FUND II, LTD.



                                                By:   /s/ A.P. de Groot
                                                   -----------------------------
                                                Name:  A.P. de Groot
                                                Title: President

State of
         ---------------
County of
          -----------------

         On this ___ day of ______________, 1998, before me personally appeared _______________, who acknowledges himself to be the _________________ of
Advantage Fund Ltd., GFL Advantage Fund Ltd., and Advantage Fund II, Ltd.., a Delaware corporation, and as such ________________, being authorized so to do, executed the foregoing instrument for the purposes contained therein on behalf of Advantage Fund Ltd., GFL Advantage Fund Ltd., and Advantage Fund II, Ltd., and acknowledged that the foregoing instrument was Genesee International, Inc.'s free act and deed.


                                                --------------------------------
                                                Notary Public
                                                Name:
                                                My Commission Expires:

                                                  ANNEX IV TO EXCHANGE AGREEMENT

                                                     January 26, 1998

Advantage Fund Limited
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles

         Re:  PALOMAR MEDICAL TECHNOLOGIES, INC.

Ladies and Gentlemen:

         We have acted as counsel to Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), in connection with the Exchange Agreement, dated as of December 31, 1997, between Advantage Fund Limited, a British Virgin Islands corporation ("Advantage"), and the Company (the "Agreement") providing, among other things, for the right of Advantage and any other holder of shares of Series G Convertible Preferred Stock, $.01 par value per share (the "Series G Preferred Stock"), to exchange shares of Series G Preferred Stock of the Company for shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. The Series G Preferred Stock was acquired from the Company on September 26, 1996. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

         In connection with our rendering of the opinions expressed below, we reviewed (i) the Certificate of Incorporation (the "Company Charter") and By-Laws (the "Company By-Laws") of the Company, each as amended to date; (ii) a certificate issued by the Secretary of State of the State of Delaware dated January 9, 1998 with respect to the legal existence and good standing of the Company in Delaware; (iii) the relevant records of meetings of the directors and stockholders of the Company and consents of the directors and stockholders filed therewith; (iv) the Agreement, the Certificate of Designations and the Transfer Agent Instructions; (v) the other documents delivered at the Closing, (vi) the agreements, instruments and documents listed on EXHIBIT A attached hereto (the "Listed Agreements"); and (vii) such other documents and certificates as we have deemed necessary to enable us to render the opinions expressed below.

         In rendering the opinion expressed in paragraph 1 below with respect to the legal existence and good standing of the Company in Delaware, we have relied solely upon the certificate referred to in clause (ii) of the preceding paragraph, and such opinion is given as of the date of such certificate.

         With respect to the opinion expressed in paragraph 4 below, we note that we did not observe or supervise the activities of the Company or its representatives in connection with the offering of the Common Shares. In rendering such opinion we have assumed without investigation that in connection with such offering there has been no general solicitation or general advertising by the Company or its representatives with respect to the Common Shares. We have also assumed that no person subject to 950 C.M.R. 14.402(b)(9)(F) has engaged in any activity prohibited thereby and that no subsequent offer or sale of securities of the Company will adversely affect the availability of the exemptions from registration referred to in paragraph 4 of this opinion with respect to the offer or sale of the Common Shares.

         We call your attention to the fact that the Company has issued securities that are convertible into shares of its common stock at rates based on the market price of its common stock at the time conversion is requested. We express no opinion as to the sufficiency of the number of authorized shares of the Company's common stock as of any date.

         When an opinion set forth below is given to our knowledge, the knowledge is limited to the facts or other information known to David A.
Broadwin, Esquire, Marcel A. Bryar, Esquire, Dean F. Hanley, Esquire, and Alexander H. Pyle, Esquire, who are the individual lawyers in our firm who were actively involved in representation of the Company with respect to the transactions contemplated by the Agreement and, except as expressly stated herein, without any special or additional investigation undertaken for the purposes of this opinion.

         In rendering the opinions expressed herein, we have also examined and have relied completely upon all of the representations and warranties as to matters of fact contained in the Agreement and contained in the related instruments and other documents delivered by the Company to you in connection with the Closing, and we have assumed the completeness and accuracy of all factual matters described in such representations and warranties.

         We have not, except as specifically noted above, made any independent review or investigation of facts relating to the Company, including without limiting the generality of the foregoing, any investigation as to the existence of any actions, suits or proceedings pending or threatened against the Company or agreements, judgments, injunctions, orders or decrees binding upon the Company or which might result in the imposition of any lien or other encumbrance on any assets of the Company.

         We have assumed the authenticity and completeness of all documents furnished to us as originals, the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of all documents furnished to us as copies, and the accuracy and completeness of all corporate records made available to us by the Company.

         You have not asked us to pass upon your power and authority to enter into the Agreement. Accordingly, for the purposes of this opinion, we have assumed that you have all requisite power and authority to enter into the Agreement and to effect all of the transactions thereunder, and that the Agreement and each other agreement or instrument we have reviewed constitutes the legal, valid and binding obligation of all parties thereto other than the Company.

         We have made such examination of Massachusetts law, federal law and the corporation law of the State of Delaware as we deem necessary for the purposes of this opinion. We do not purport to pass herein on the laws of any state or jurisdiction other than the federal law of the United States of America, the law of The Commonwealth of Massachusetts and the corporation law of the State of Delaware. Our opinions are given only as of the date hereof, and we expressly disclaim any continuing obligation or undertaking to supplement or update any of our statements herein. We have assumed that the Buyer is not an "interested stockholder" within the meaning of Section 203 of the Delaware General Corporation Law.

         The opinions herein expressed are qualified to the extent that (i) the validity or enforceability of any provisions of any agreement or instrument may be subject to or affected by any bankruptcy, reorganization, insolvency, moratorium or similar law of general application from time to time in effect and relating to or affecting the rights or remedies of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion and
(iii) the enforcement of any rights or remedies is or may be subject to an implied duty on the part of the party seeking to enforce such rights to take action and make determinations on a reasonable basis and in good faith. In addition, we express no opinion herein as to: prospective waivers of rights to notice or a hearing or of other rights granted by constitution or statute; powers of attorney; provisions purporting to relieve parties of the consequences of their own negligence or misconduct; provisions purporting to establish evidentiary standards; or provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, or that failure to exercise or delay in exercising rights and remedies will not operate as a waiver of any such right or remedy. With your permission, we have assumed for all purposes under this opinion that the Company is not, and following completion of the transactions contemplated by the Agreement will not be, insolvent, left with unreasonably small capital, or unable to pay its debts as they mature.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted.

         2. The Company has all requisite power and authority to enter into the Agreement and the Transfer Agent Instructions and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Agreement and the Transfer Agent Instructions and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Agreement and the Transfer Agent Instructions have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

         3. The Common Shares have been duly authorized and, when issued in exchange for shares of Series G Preferred Stock in accordance with the Agreement, will be validly issued, fully paid and non-assessable.

         4. Assuming the accuracy as of the date hereof of the representations and warranties of the Buyer set forth in the Agreement, the Common Shares may be issued to you upon exchange of the Series G Preferred Shares pursuant to the Agreement without registration under the 1933 Act.

         5. Other than the filing contemplated by Section 3(d) of the Agreement, no authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency or stock exchange, market or automated quotation system or the stockholders of the Company is required to be obtained or made by the Company for the issuance of the Common Shares as contemplated by the Agreement except such as have been obtained or made and other than such as may be required under the securities or "blue sky" laws of certain jurisdictions (as to which we express no opinion).

         6. Except for the effects, if any, that may arise from lawsuits disclosed in the SEC Reports, to our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by the Agreement or any of the documents contemplated thereby or delivered in connection therewith or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Agreement or any of such other documents.

         7. The execution, delivery and performance by the Company of the Agreement and the Transfer Agent Instructions and the offer and issuance of the Common Shares and the fulfillment of and the compliance with the respective terms thereof by the Company will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company Charter, the Company By-Laws, or any law, statute, rule or regulation to which the Company is subject or any Listed Agreement; provided, however, that we express no opinion with respect to the provisions of Section 6(a) of that certain 4.5% Convertible Subordinated Promissory Note dated October 17, 1996 which is one of the Listed Agreements.

         8. Assuming (i) compliance by the holder of Common Shares with paragraphs (e), (f), (g), (h) and (i) of Rule 144 promulgated under the 1933 Act ("Rule 144") at the time of a sale of Common Shares, (ii) compliance by the Company at such time with paragraph (c) of Rule 144 and (iii) no change in the terms of Rule 144 as currently in effect, the Common Shares may be sold prior to September 26, 1998 pursuant to Rule 144 without registration under the 1933 Act. On and after September 26, 1998, assuming no change in the terms of Rule 144 as currently in effect, the Common Shares may be sold pursuant to paragraph (k) of Rule 144 without registration under the 1933 Act, provided that the Common Shares are sold for the account of a person who is not an affiliate of the Company at the time of sale, and who has not been an affiliate of the Company during the preceding three months.

         These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person, except that the opinion expressed in paragraph 4 above, insofar as it relates to the Common Shares, may be relied upon by American Stock Transfer & Trust Company, as Transfer Agent and Registrar for the Common Stock.

                                                      Very truly yours,

                                                      FOLEY, HOAG & ELIOT LLP

                                                      By:
                                                         -----------------------
                                                         A Partner

cc:      American Stock Transfer &
         Trust Company, as Transfer
         Agent and Registrar

                                   EXHIBIT A

                                    EXHIBIT A

Agreement and Plan of Reorganization dated March 9, 1996 by and among the Company, TTI Acquisition Corp., Tissue Technologies, Inc. and Mario Barton

Amendment to Agreement and Plan of Reorganization dated April 29,1996 by and among the Company, TTI Acquisition Corp., Tissue Technologies, Inc. and Mario Barton

Letter from the Company to Tissue Technologies, Inc. waiving the Company's right to receive indemnification under Section 6 of the Agreement and Plan of Reorganization under certain circumstances

Plan of Merger dated May 3, 1996 by and between the Company, TTI Acquisition Corp. and Tissue Technologies, Inc.

Stock Purchase Agreement dated March 19, 1996, by and between Dynaco Acquisition Corp., Comtel Electronics, Inc., Mikel C. Green, Peter Rogal and Palomar Electronics Corp.

Agreement for Purchase of Stock dated July 12,1996, by and between the Company, Eleanor Roberts Weisman and Wallace Roberts

Restated Certificate of Incorporation, as amended

Bylaws, as amended

Patent License Agreement by and between the Company and Patlex Corporation, effective as of January 1, 1992

1996 Stock Option Plan

Amended 1996 Employee Stock Purchase Plan

Form of Stock Option Agreement under the 1996 Stock Option Plan

Securities Purchase Agreement between the Company and The Travelers Insurance Company dated July 12, 1996

Warrant to purchase Common Stock of the Company, dated July 12, 1996

Subscription Agreement dated September 26, 1996 between the Company and Genesee Fund Limited

Registration Rights Agreement dated September 26, 1996 between the Company and Genesee Fund Limited

Warrant to purchase Common Stock of the Company dated September 27, 1996

Berckeley Subscription Agreement dated December 31, 1996 and Amendment thereto dated January 10, 1997

Berckeley Debenture dated December 31, 1996

High Risk Opportunities Hub Fund, Ltd. Subscription Agreement dated January 14, 1997

High Risk Opportunities Hub Fund, Ltd. Debenture dated January 13, 1997

Securities   Purchase   Agreement   dated  December  31,  1996  between  Palomar
Electronics Corporation and Clearwater Fund IV, LLC

Securities Purchase Agreement dated as of December 18, 1996 between Palomar Electronics Corporation, the Company and The Travelers Insurance Company

Securities   Purchase   Agreement   dated  December  31,  1996  between  Palomar
Electronics Corporation and GFL Advantage Fund Limited

Option Agreement dated December 31, 1996 between the Company and GFL Advantage Fund Limited

Common Stock Purchase Warrant dated December 31, 1996

Form of Net Warrant to Purchase Common Stock

Subscription   Agreement  dated  December  27,  1996  between  the  Company  and
Finmanagement, Inc.

Subscription Agreement dated as of April 12, 1996 between the Company and GFL Advantage Fund Limited

Registration Rights Agreement dated as of April 17, 1996 by and between the Company and GFL Advantage Fund Limited

Warrant dated as of April 16, 1996

Form of Warrant to purchase Common Stock dated February 1, 1996

Form of Offshore Stock Subscription Agreement dated February 1, 1996

Form of Subscription Agreement dated as of March 10, 1997

Form Registration Rights Agreement dated as of March 10, 1997

Form of 5% Convertible Debenture due March 10, 2002

Subscription Agreement dated as of March 13, 1997 between the Company and Soginvest Bank

Form of 6% Convertible Debenture due March 13, 2002

Asset Purchase and Settlement Agreement dated February 28, 1997 by and among the Company, Nexar Technologies, Inc., Technovation Computer Labs, Inc. and Babar I. Hamirani

Employment Agreement dated as of May 1, 1996 between the Company and Ronald G. Wheeland

Employment Agreement dated as of January 1, 1997, between the Company and Steven Georgiev

Employment Agreement dated as of January 1, 1997, between the Company and Michael H. Smotrich

Employment Agreement dated as of January 1, 1997, between the Company and Joseph
P. Caruso

Key Employee Agreement dated as of May 15, 1997 between the Company and Louis P. Valente

Employment Agreement dated as of January 1, 1997, between the Company and Anthony Fiorillo

Securities Purchase Agreement dated March 27, 1997 between the Company and RGC International Investors, LDC

Registration Rights Agreement dated March 27, 1997 between the Company and RGC International Investors, LDC

Form of 4.5% Convertible Subordinated Promissory Note dated October 17,1996

Form of Subscription Agreement dated October 16, 1996

Supplement to Securities Purchase Agreement dated May 5, 1997

Supplement to Registration Rights Agreement dated May 5, 1997

Supplement to Securities Purchase Agreement dated May 23, 1997

Supplement to Registration Rights Agreement dated May 23, 1997

Agreement dated December 30, 1993 by and between the Company, Dynaco Corporation and Dynaco West Corporation

First Amendment to Purchase and Sale Agreement dated January 24, 1994 by and between the Company, Dynaco Corporation and Dynaco West Corporation

Purchase and Sale Agreement dated March 14, 1995, by and between the Company and SPMT Acquisition Corp., Spectrum Medical Technologies, Inc., Sanford R. Lane and CSF Investments Ltd.

Purchase and Sale Agreement dated June 5, 1995, by and between Dynaco Acquisition Corporation and Allard Industries, Inc.

Company's 1991 Stock Option Plan, as amended

Company's 1993 Stock Option Plan

Company's 1995 Stock Option Plan

Form of Stock Option Grant under the Company's 1991, 1993 and 1995 Stock Option Plans

Form of Company Warrant to Purchase Common Stock

Lease for premises at 66 Cherry Hill Drive, Beverly, Massachusetts, dated May 25, 1993

The Company's 401(k) Plan

Form of 6%, 7% and 8% Convertible Debentures due September 30, 2002

Form of Registration Rights Agreement dated September 30, 1997

Form of Securities Purchase Agreement dated September 30, 1997

Stock Purchase Agreement dated December 9, 1997 between and among Biometric Technologies Corp., the Company and Dynaco Corp. and certain exhibits thereto.

Securities Purchase Agreement dated as of December 29,1997 by and among the Company and Clearwater Fund IV, LLC